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                                  EXHIBIT 24

                        Consent of Independent Accounts
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We hereby consent to the incorporation by reference in the Registration
Statement on Form S-8 (No. 333-82573) of E. I. du Pont de Nemours and Company of our report dated May 31, 2000 relating to the financial statement of the Qualicon Retirement and Savings Plan which appears in the Form 11-K.



/s/ PricewaterhouseCoopers LLP
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Philadelphia, Pennsylvania 19103
June 20, 2000